(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
December 31, 2001


Merrill Lynch
Short-Term Global
Income Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Short-Term Global
Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.


Plan of
Reorganization


The Board of Directors of the Fund approved an Agreement and Plan of Reorganization providing that Merrill Lynch Low Duration Fund ("Low Duration Fund"), a series of Merrill Lynch Investment Managers Funds, Inc., will acquire substantially all of the assets and assume substantially all of the liabilities of the Fund in exchange for newly issued shares of common stock of Low Duration Fund. After the completion of this transaction, the Fund will be dissolved and will terminate its registration as an investment company under the Investment Company Act of 1940, as amended.

If the Reorganization takes place, Fund stockholders will be entitled to receive the same class of shares of Low Duration Fund (i.e., Class A, Class B, Class C or Class D) as such stockholder held in the Fund immediately prior to the Reorganization. The distribution fees for Class B and Class C shares of Low Duration Fund are higher than the corresponding fees for the Fund's shares. However, the lower total operating expense of Low Duration Fund after the Reorganization are expected to offset higher fees.

A special meeting of the stockholders of the Fund to consider the Reorganization has been called for April 25, 2002. The record date for determining the stockholders of the Fund entitled to receive notice of and to vote at such meeting is February 28, 2002. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the second calendar quarter of 2002.



Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


DEAR SHAREHOLDER


Fiscal Year in Review
International fixed-income yields moved lower for much of the year driven by the slowdown in US economic activity. Surprisingly, the exceptionally aggressive stance adopted by the Federal Reserve Board, as it cut interest rates throughout the year, produced only a very limited decline in long-term yields. The entire decline in bond yields was concentrated at the short end of the maturity spectrum, leading to a substantial steepening of the yield curve.

The action of the Federal Reserve Board was a dominant factor in terms of how other central banks responded. With the US leading the way, we concentrated the Fund's assets in the United States, focusing on short-dated high-quality (AAA and AA) bonds. There was limited exposure to European, Canadian, Australian, South African and Polish bonds during the year. It was very difficult to significantly improve the Fund's level of current income without exposure to considerable currency risks, which had the potential to undermine the increased level of income.

Given our outlook that the US dollar would strengthen against most currencies, or certainly not weaken, we adopted a very conservative approach to currency management. We maintained the Fund close to 100% exposure to the US dollar, on a currency basis for much of the year, with exposure out of the dollar being very limited because of the tendency for the US dollar to appreciate.

Despite being long duration for much of the time, performance was adversely affected by the rapid retracement in two-year - three-year US bond yields during November and December 2001. This correction reduced the level of performance that was attained previously.

For the year ended December 31, 2001, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +3.89%, +3.05%, +2.90% and +3.50%, respectively. For the year ended December 31, 2001, the Fund's unmanaged benchmarks, the Salomon Brothers World Government One - Three year Bond Index and the Merrill Lynch Global Government Bond Index had total returns of +6.31% and +2.00%, respectively. The Fund also modestly underperformed the unmanaged Salomon Smith Barney Three-Month Eurodeposit Index (in US dollar terms), which had a return of +4.41% for the same 12-month period. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report.)

In addition, from at least 1998 and continuing until 2001, the Fund benefited from certain foreign exchange transactions that positively affected the Fund's performance. For the three-year period ended December 31, 2001, the impact of these foreign exchange transactions on the Fund's performance was an approximate aggregate increase of +3.55% for Class A Shares, +3.66% for Class B Shares, +3.72% for Class C Shares and +3.78% for Class D Shares. It is not expected that foreign exchange transactions will benefit the Fund to this extent in the future.


Market Review
North America
Throughout the period, the Federal Reserve Board continued its policy of reducing interest rates, reacting to the slowdown in economic activity and the shocking events of September 11, 2001. During the last six months, three-month interest rates were reduced from 3.5% to 1.75%, the lowest level in 40 years. With third-quarter gross domestic product growth shrinking 1.3%, consumer-spending contracting and unemployment rising to 5.7%, US Government officials obviously were concerned with averting a prolonged recession. As a result of the acceleration in easing of monetary policy by the Federal Reserve Board, US two-year yields fell from 4.25% at the start of the third quarter of 2001, to a low point of 2.3% in November, before correcting to 3.02% at the end of December 2001.

Europe
In the Eurozone, the European Central Bank (ECB) followed the Federal Reserve Board, although its actions throughout the year were somewhat harder to predict. Growth in Europe was adversely affected by events in the United States, but at the same time inflation remained stubbornly high, only peaking and turning lower in the second half of 2001. Interest rates were reduced from 4.5% to 3.25%, as the consumer price index fell from 3.4% to 2.1% and as Eurozone growth fell to 1.3% in the third quarter. Much of the inflationary decline was because of falling energy prices, while gross domestic product was affected by the poor performance of the German economy. German government two-year yields fell and rose in line with those of the United States, although the magnitude was smaller; 4.35% at the end of the second quarter of 2001, down to 2.96%, closing the year at 3.62%.

Pacific Basin
The Japanese yield curve steepened, with weakness occurring at the long end of the curve. The Japanese market differed from other major markets as it suffered from very little volatility and a relatively small rise in yields during the period. The last six months was dominated by concerns about future issuance and a breach in Prime Minister Koizumi's promised debt cap of 30 trillion yen. These fears diminished to some extent in December 2001 when it was announced that the "shadow budget" would be cut by 17.7% in 2002, the lowest level seen in 13 years. At the beginning of December, Moody's Investors Service downgraded Japanese sovereign debt from Aa2 to Aa3, following downgrades by Standard & Poor's, Inc. and Fitch, Inc. from AA+ to AA at the end of November 2001. Therefore, Japanese two-year government yields were held in a 0.06% - 0.16% range.

The big story of the last six months in the currency markets was the yen. After appreciating to YEN 115.83 at the time of the September crisis, it weakened to YEN 132 at year end, a decline of 13.9%. Much of this decline took place once the currency broke through the technical barrier of YEN 126 in early December, with the Japanese authorities tacitly condoning a weaker currency in order to boost exports. This move helped the euro/yen to strengthen, exceeding its highs earlier in the year of 113.69, to close at 117.14. However, the euro struggled against the dollar through the year and was confined to a trading range of 0.88 - 0.92 much of the time.


Economic Outlook
The degree to which the Federal Reserve Board eased interest rates throughout the year exceeded all market forecasts. With the Federal Funds rate at 1.75%, investors currently do not believe there is further need or chance that interest rates will fall further. On a notional basis this is understandable, but should core inflation fall, then the Federal Reserve Board could reasonably target a real Federal Funds rate of zero, and in a deflationary environment, a Federal Funds rate as low as 0.5% is possible.

However, our preferred outlook is that the economic recovery is building and that the Federal Reserve Board might cut interest rates once more, but this will not allow US bonds to rally significantly. We expect the spread between cash rates and two-year bonds will hold toward current levels, as investors anticipate a turn in Federal Reserve Board policy later in 2002.

Turning to Europe, we believe inflation is likely to fall further, as a result of base effects and falling energy prices. This should provide room for the ECB to cut interest rates in response to sluggish growth. Finally, we see no change in policy from the Bank of Japan, which means the risk is toward a steeper yield curve should the supply of bonds exceed the stated cap.


Currency Outlook
The market expectation for much of last year was one of euro strength and yen weakness and half of this proved to be correct with the yen depreciating. Expectations are similarly biased this year. We believe that the Japanese authorities would like to see the yen weaken further relative to the US dollar, providing greater scope for exporters. The outlook regarding the euro is more mixed. Its performance will be determined more by the development of the US economy. A stronger-than-expected recovery will lead to a strong dollar and, conversely, to a weak euro. Thus, in general, we favor dollar strength.



Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


Investment Outlook
Given the Fund's objective to provide a high level of current income and since our outlook is for little change in US monetary policy for the first half of 2002, we are maintaining positions in high-quality, short-term securities. However, the issue of contention is that even though short-dated US bonds appear attractive on a relative yield basis, the market will be subject to a high degree of volatility. With the medium-term outlook for the US dollar to appreciate, currency exposures within the Fund will, for the majority of the time, be fully hedged back to the US dollar. We will continue to actively pursue opportunities to reduce our hedging costs, while seeking to maintain stability in the Fund's net asset value.


In Conclusion
We thank you for your continued investment in Merrill Lynch Short-Term Global Income Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Ian Frost)
Ian Frost
Senior Vice President and
Portfolio Manager



February 7, 2002


The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10%of account assets for certain accounts that participate in certain fee-based programs.



PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994. However, in the case of certain eligible investors, the shares were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.


Recent
Performance
Results*

                                                                                           10 Year/
                                                           6-Month         12-Month    Since Inception    Standardized
As of December 31, 2001                                  Total Return    Total Return    Total Return     30-Day Yield
ML Short-Term Global Income Fund, Inc. Class A Shares       +0.88%          +3.89%          +45.29%          1.41%
ML Short-Term Global Income Fund, Inc. Class B Shares       +0.45           +3.05           +35.57           0.62
ML Short-Term Global Income Fund, Inc. Class C Shares       +0.43           +2.90           +31.18           0.62
ML Short-Term Global Income Fund, Inc. Class D Shares       +0.61           +3.50           +42.99           1.17

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten-year/since inception periods are from 10/21/94 for Class
A & Class C Shares and ten years for Class B & Class D Shares, respectively.


Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


PERFORMANCE DATA (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Short-Term Global Income Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in ML Global Government Bond Index++++ and Salomon Brothers World Government One-Three Year Bond Index++++++. Values illustrated are as follow:


ML Short-Term Global Income Fund, Inc.++
Class A Shares*

Date                       Value

10/21/1994**             $ 9,600.00
December 1994            $ 9,472.00
December 1995            $10,148.00
December 1996            $10,786.00
December 1997            $11,193.00
December 1998            $11,807.00
December 1999            $12,458.00
December 2000            $13,426.00
December 2001            $13,948.00


ML Short-Term Global Income Fund, Inc.++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
December 1994            $ 9,826.00
December 1995            $10,168.00
December 1996            $10,669.00
December 1997            $11,034.00
December 1998            $11,516.00
December 1999            $11,935.00
December 2000            $12,748.00
December 2001            $13,118.00


ML Global Government Bond Index++++

Date                       Value

10/21/1994**             $10,000.00
December 1994            $ 9,931.00
December 1995            $11,076.00
December 1996            $11,368.00
December 1997            $11,463.00
December 1998            $12,547.00
December 1999            $12,642.00
December 2000            $12,937.00
December 2001            $13,197.00


Salomon Brothers World Government
One-Three Year Bond Index++++++

Date                       Value

10/21/1994**             $10,000.00
December 1994            $10,055.00
December 1995            $11,178.00
December 1996            $11,972.00
December 1997            $12,757.00
December 1998            $13,690.00
December 1999            $14,261.00
December 2000            $15,351.00
December 2001            $16,320.00



A line graph illustrating the growth of a $10,000 investment in ML Short-Term Global Income Fund, Inc.++ Class B and Class D Shares* compared to a similar investment in ML Global Government Bond Index++++ and Salomon Brothers World Government One-Three Year Bond Index++++++. Values illustrated are as follow:


ML Short-Term Global Income Fund, Inc.++
Class B Shares*

Date                       Value

December 1991            $10,000.00
December 1992            $ 9,661.00
December 1993            $10,255.00
December 1994            $ 9,917.00
December 1995            $10,543.00
December 1996            $11,020.00
December 1997            $11,359.00
December 1998            $11,872.00
December 1999            $12,331.00
December 2000            $13,155.00
December 2001            $13,556.00


ML Short-Term Global Income Fund, Inc.++
Class D Shares*

Date                       Value

December 1991            $ 9,600.00
December 1992            $ 9,332.00
December 1993            $ 9,956.00
December 1994            $ 9,666.00
December 1995            $10,330.00
December 1996            $10,856.00
December 1997            $11,265.00
December 1998            $11,824.00
December 1999            $12,364.00
December 2000            $13,262.00
December 2001            $13,726.00


ML Global Government Bond Index++++

Date                       Value

December 1991            $10,000.00
December 1992            $10,582.00
December 1993            $11,401.00
December 1994            $11,980.00
December 1995            $13,361.00
December 1996            $13,714.00
December 1997            $13,829.00
December 1998            $15,136.00
December 1999            $15,251.00
December 2000            $15,607.00
December 2001            $15,919.00


Salomon Brothers World Government
One-Three Year Bond Index++++++

Date                       Value

December 1991            $10,000.00
December 1992            $10,616.00
December 1993            $11,273.00
December 1994            $11,385.00
December 1995            $12,656.00
December 1996            $13,557.00
December 1997            $14,447.00
December 1998            $15,504.00
December 1999            $16,150.00
December 2000            $17,384.00
December 2001            $18,481.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Short-Term Global Income Fund, Inc. invests, under normal circumstances, in debt securities denominated in at least three different currencies, including the US dollar.
++++This unmanaged Index is comprised of global government bonds maturing in one to three years.
++++++This unmanaged Index is comprised of global government bonds maturing in one to three years hedged into US dollars. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94 and in the Class B &Class D Shares' graph is from 12/31/91.

Past performance is not indicative of future results.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 12/31/01                    +3.89%         -0.26%
Five Years Ended 12/31/01                  +5.27          +4.42
Inception (10/21/94) through 12/31/01      +5.33          +4.73

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 12/31/01                    +3.05%         -0.95%
Five Years Ended 12/31/01                  +4.23          +4.23
Ten Years Ended 12/31/01                   +3.09          +3.09

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after four years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 12/31/01                    +2.90%         +1.90%
Five Years Ended 12/31/01                  +4.22          +4.22
Inception (10/21/94) through 12/31/01      +3.84          +3.84

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 12/31/01                    +3.50%         -0.64%
Five Years Ended 12/31/01                  +4.80          +3.95
Ten Years Ended 12/31/01                   +3.64          +3.22

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                            Face      Maturity                                             Interest              Percent of
COUNTRY                    Amount       Date                        Issue                    Rate*       Value   Net Assets
New Zealand     NZ$   3,500,000     3/15/2002  Toyota Finance of New Zealand (2)            6.25 %    $  1,460,927     2.3%

                                               Total Investments in New Zealand
                                               (Cost--$1,502,611)                                        1,460,927      2.3


South Africa    ZAR   5,630,000     1/22/2002  International Bank for Reconstruction
                                               and Development (2)                         16.00           470,770      0.7

                                               Total Investments in South Africa
                                               (Cost--$767,241)                                            470,770      0.7


United States   US$   3,000,000     2/26/2002  Asian Development Bank (2)                   5.25         3,016,020      4.6
                      3,000,000     2/28/2002  Autobahn Schnell (3)                         7.375        3,026,970      4.7
                      3,000,000     9/26/2002  Barclays Bank PLC (2)                        2.62         3,000,000      4.6
                      3,000,000     6/24/2002  Bayerische Landesbank Girozentrale (2)       1.89         2,975,790      4.6
                      1,282,000     7/02/2002  Beta Finance Corp. (4)                       6.625        1,301,615      2.0
                      3,000,000     9/17/2002  Council of Europe (2)                        6.375        3,090,120      4.8
                      5,000,000     2/11/2002  Dexia Municipal Agency (3)                   3.50         4,990,700      7.7
                      6,450,000     2/13/2004  Fannie Mae (3)                               5.125        6,670,719     10.3
                      2,325,000    10/04/2002  General Electric Capital Corp. (4)           6.50         2,398,621      3.7
                      3,000,000     3/01/2002  Halifax Corporation (4)                      4.75         2,992,020      4.6
                      3,000,000    12/04/2002  International Bank for Reconstruction
                                               and Development (2)                          6.00         3,095,790      4.8
                      3,360,000     3/25/2002  Kingdom of Belgium (1)                       6.50         3,394,272      5.2
                      1,668,000    12/12/2002  Landesbank Baden-Wuerttemberg (2)            6.00         1,720,590      2.7
                      3,500,000     3/19/2002  Lloyd (2)                                    3.80         3,500,000      5.4
                      5,000,000     3/11/2002  Nederlandse Waterschapbs (3)                 1.90         4,984,400      7.7
                      3,000,000    12/09/2002  United Kingdom (1)                           7.25         3,134,265      4.8

                                               Total Investments in the United States
                                               (Cost--$53,165,308)                                      53,291,892     82.2


                Total Investments (Cost--$55,435,160)                                                   55,223,589     85.2
                Unrealized Appreciation on Forward Foreign Exchange Contracts**                             92,354      0.1
                Other Assets Less Liabilities                                                            9,514,527     14.7
                                                                                                      ------------   ------
                Net Assets                                                                            $ 64,830,470   100.0%
                                                                                                      ============   ======

Corresponding industry groups for securities (percent of net assets):
(1)Sovereign Government Obligations--10.0%.
(2)Financial Services--34.5%.
(3)Sovereign/Regional Government Obligations--Agency--30.4%.
(4)Financial Company--10.3%.
*Commercial Paper and certain US Treasury and Foreign Treasury Obligations are traded on a discount basis; the interest rates shown reflect the yield-to-maturity at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at the fixed dates or upon maturity. Interest rates on floating rate securities are adjusted periodically based on appropriate indexes; the interest rates shown are those in effect at December 31, 2001. **Forward foreign exchange contracts as of December 31, 2001 were as follows:

                                            Unrealized
Foreign                  Settlement        Appreciation
Currency Sold               Date          (Depreciation)

NZ$  3,500,000         January 2002           $  (9,485)
ZAR  6,000,000         January 2002              101,839
                                              ----------
Total Unrealized Appreciation on
Forward Foreign Exchange Contracts--Net
(US$ Commitment--$2,048,561)                  $   92,354
                                              ==========

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES


                As of December 31, 2001
Assets:         Investments, at value (identified cost--$55,435,160)                                          $  55,223,589
                Unrealized appreciation on forward foreign exchange contracts                                        92,354
                Cash                                                                                              8,854,368
                Interest receivable                                                                                 979,622
                Prepaid fees and other assets                                                                       118,533
                                                                                                              -------------
                Total assets                                                                                     65,268,466
                                                                                                              -------------

Liabilities:    Payables:
                   Capital shares redeemed                                                  $     260,508
                   Dividends to shareholders                                                       40,442
                   Investment adviser                                                              26,944
                   Distributor                                                                     17,676           345,570
                                                                                            -------------
                Accrued expenses and other liabilities                                                               92,426
                                                                                                              -------------
                Total liabilities                                                                                   437,996
                                                                                                              -------------

Net Assets:     Net assets                                                                                    $  64,830,470
                                                                                                              =============

Net Assets      Class A Shares of Common Stock, $.10 par value, 1,000,000,000
Consist of:     shares authorized                                                                             $       3,709
                Class B Shares of Common Stock, $.10 par value, 1,000,000,000
                shares authorized                                                                                   121,629
                Class C Shares of Common Stock, $.10 par value, 300,000,000
                shares authorized                                                                                     5,873
                Class D Shares of Common Stock, $.10 par value, 300,000,000
                shares authorized                                                                                   695,439
                Paid-in capital in excess of par                                                                 67,903,827
                Undistributed investment income--net                                        $     753,748
                Accumulated realized capital losses on investments and foreign
                currency transactions--net                                                    (4,506,196)
                Unrealized depreciation on investments and foreign currency
                transactions--net                                                               (147,559)
                                                                                            -------------
                Total accumulated losses--net                                                                   (3,900,007)
                                                                                                              -------------
                Net assets                                                                                    $  64,830,470
                                                                                                              =============

Net Asset       Class A--Based on net assets of $296,587 and 37,094
Value:                   shares outstanding                                                                   $        8.00
                                                                                                              =============
                Class B--Based on net assets of $9,534,544 and 1,216,287
                         shares outstanding                                                                   $        7.84
                                                                                                              =============
                Class C--Based on net assets of $453,846 and 58,730
                         shares outstanding                                                                   $        7.73
                                                                                                              =============
                Class D--Based on net assets of $54,545,493 and 6,954,388
                         shares outstanding                                                                   $        7.84
                                                                                                              =============

See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


STATEMENT OF OPERATIONS


                For the Year Ended December 31, 2001
Investment      Interest (net of $2,406 foreign withholding tax)                                              $   3,388,472
Income:

Expenses:       Investment advisory fees                                                    $     384,016
                Account maintenance and distribution fees--Class B                                162,377
                Transfer agent fees--Class D                                                      131,202
                Account maintenance fees--Class D                                                 118,785
                Professional fees                                                                 109,259
                Accounting services                                                               100,943
                Transfer agent fees--Class B                                                       70,861
                Registration fees                                                                  68,680
                Printing and shareholder reports                                                   52,103
                Custodian fees                                                                     20,475
                Directors' fees and expenses                                                       18,694
                Account maintenance and distribution fees--Class C                                  2,576
                Pricing fees                                                                        2,306
                Transfer agent fees--Class C                                                        1,027
                Transfer agent fees--Class A                                                          908
                Other                                                                              15,227
                                                                                            -------------
                Total expenses before reimbursement                                             1,259,439
                Reimbursement of expenses                                                        (34,911)
                                                                                            -------------
                Total expenses after reimbursement                                                                1,224,528
                                                                                                              -------------
                Investment income--net                                                                            2,163,944
                                                                                                              -------------

Realized &      Realized gain (loss) on:
Unrealized         Investments--net                                                               548,120
Gain (Loss) on     Foreign currency transactions--net                                         (1,221,030)         (672,910)
Investments &                                                                               -------------
Foreign         Change in unrealized appreciation/depreciation on:
Currency           Investments--net                                                             (246,473)
Transactions       Foreign currency transactions--net                                           1,118,703           872,230
--Net:                                                                                      -------------     -------------
                Net Increase in Net Assets Resulting from Operations                                          $   2,363,264
                                                                                                              =============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  For the Year Ended
                                                                                                     December 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                      $   2,163,944     $   3,976,215
                Realized gain (loss)on investments and foreign currency
                transactions--net                                                               (672,910)         1,199,963
                Change in unrealized appreciation/depreciation on investments
                and foreign currency transactions--net                                            872,230            95,268
                                                                                            -------------     -------------
                Net increase in net assets resulting from operations                            2,363,264         5,271,446
                                                                                            -------------     -------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                       (12,042)           (3,574)
                   Class B                                                                      (669,549)       (3,102,026)
                   Class C                                                                        (7,715)           (3,539)
                   Class D                                                                    (1,525,580)         (867,076)
                                                                                            -------------     -------------
                Net decrease in net assets resulting from dividends to shareholders           (2,214,886)       (3,976,215)
                                                                                            -------------     -------------

Capital Share   Net decrease in net assets derived from capital share transactions            (8,464,615)      (19,178,788)
Transactions:                                                                               -------------     -------------

Net Assets:     Total decrease in net assets                                                  (8,316,237)      (17,883,557)
                Beginning of year                                                              73,146,707        91,030,264
                                                                                            -------------     -------------
                End of year*                                                                $  64,830,470     $  73,146,707
                                                                                            =============     =============

                *Undistributed investment income--net                                       $     753,748                --
                                                                                            =============     =============

See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


FINANCIAL HIGHLIGHTS

The following per share data and ratios                                                      Class A
have been derived from information
provided in the financial statements.                                        For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    7.98    $    7.83    $    7.80    $    7.76    $    7.89
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .27          .44          .39          .38          .42
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .03          .15          .03          .04        (.13)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .30          .59          .42          .42          .29
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                         (.28)        (.44)        (.39)        (.37)        (.39)
                   Return of capital--net                            --           --           --        (.01)        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.28)        (.44)        (.39)        (.38)        (.42)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    8.00    $    7.98    $    7.83    $    7.80    $    7.76
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                3.89%        7.77%        5.51%        5.49%        3.77%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement                    1.33%        1.18%        1.13%           --           --
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                          1.38%        1.23%        1.14%         .84%         .76%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            3.52%        5.52%        4.78%        4.75%        5.39%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $     297    $     202    $      60    $       7    $      18
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              268.11%       79.69%       67.22%      174.18%      287.81%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                      Class B
have been derived from information
provided in the financial statements.                                        For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    7.82    $    7.69    $    7.72    $    7.69    $    7.81
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .21          .37          .32          .31          .35
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .03          .13        (.03)          .03        (.12)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .24          .50          .29          .34          .23
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                         (.22)        (.37)        (.32)        (.30)        (.32)
                   Return of capital--net                            --           --           --        (.01)        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.22)        (.37)        (.32)        (.31)        (.35)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.84    $    7.82    $    7.69    $    7.72    $    7.69
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                3.05%        6.68%        3.87%        4.52%        3.08%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement                    2.11%        1.94%        1.91%           --           --
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                          2.16%        1.99%        1.93%        1.65%        1.62%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            3.02%        4.82%        4.17%        3.99%        4.59%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $   9,534    $  38,940    $  83,085    $ 110,989    $ 160,096
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              268.11%       79.69%       67.22%      174.18%      287.81%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


FINANCIAL HIGHLIGHTS (continued)

The following per share data and ratios                                                      Class C
have been derived from information
provided in the financial statements.                                        For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    7.72    $    7.58    $    7.61    $    7.58    $    7.67
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .22          .36          .30          .29          .35
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .01          .14        (.03)          .03        (.09)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .23          .50          .27          .32          .26
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                         (.22)        (.36)        (.30)        (.28)        (.32)
                   Return of capital--net                            --           --           --        (.01)        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.22)        (.36)        (.30)        (.29)        (.35)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.73    $    7.72    $    7.58    $    7.61    $    7.58
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                2.90%        6.81%        3.64%        4.37%        3.42%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement                    2.20%        1.98%        2.08%           --           --
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                          2.25%        2.03%        2.10%        1.76%        1.60%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            2.33%        4.79%        4.01%        3.94%        4.46%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $     454    $      48    $      14    $      17    $     344
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              268.11%       79.69%       67.22%      174.18%      287.81%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)

The following per share data and ratios                                                      Class D
have been derived from information
provided in the financial statements.                                        For the Year Ended December 31,

Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year            $    7.83    $    7.70    $    7.72    $    7.70    $    7.81
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .26          .41          .37          .35          .40
                Realized and unrealized gain (loss)
                on investments and foreign currency
                transactions--net                                   .01          .13        (.02)          .02        (.11)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                    .27          .54          .35          .37          .29
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends:
                   Investment income--net                         (.26)        (.41)        (.37)        (.34)        (.37)
                   Return of capital--net                            --           --           --        (.01)        (.03)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends                                   (.26)        (.41)        (.37)        (.35)        (.40)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $    7.84    $    7.83    $    7.70    $    7.72    $    7.70
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share                3.50%        7.26%        4.57%        4.96%        3.77%
Investment                                                    =========    =========    =========    =========    =========
Return:*

Ratios to       Expenses, net of reimbursement                    1.59%        1.43%        1.36%           --           --
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                          1.64%        1.48%        1.38%        1.10%        1.08%
                                                              =========    =========    =========    =========    =========
                Investment income--net                            3.14%        5.32%        4.73%        4.54%        5.13%
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of year (in thousands)        $  54,545    $  33,957    $   7,871    $   9,965    $  13,225
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                              268.11%       79.69%       67.22%      174.18%      287.81%
                                                              =========    =========    =========    =========    =========

*Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.


Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Short-Term Global Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US-dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums paid or received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts as a hedge against adverse changes in the interest rate. A futures contract is an agreement between two parties to buy and sell a security, respectively, for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $9,002 reduction in cost of securities (which in return results in a corresponding $9,002 decrease in net unrealized depreciation and a corresponding $9,002 decrease in undistributed net investment income), based on securities held by the Fund as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $50,942, decrease net unrealized depreciation by $6,302 and decrease net realized capital losses by $53,643. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(g) Dividends and distributions--Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $813,692 have been reclassified between accumulated net realized capital losses and undistributed net investment income and $10,319,571 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund.
For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .55% of the Fund's average daily net assets not exceeding $2 billion; .525% of average daily net assets in excess of $2 billion but not exceeding $4 billion; .50% of average daily net assets in excess of $4 billion but not exceeding $6 billion; .475% of average daily net assets in excess of $6 billion but not exceeding $10 billion; .45% of average daily net assets in excess of $10 billion but not exceeding $15 billion; and .425% of average daily net assets in excess of $15 billion. For the year ended December 31, 2001, MLIM earned fees of $384,016 of which $34,911 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLAM U.K. a fee in an amount to be determined from time to time by MLIM and MLIM U.K. but in no event in excess of the amount that MLIM actually receives. For the year ended December 31, 2001, MLIM paid MLAM U.K. a fee of $32,293 pursuant to such Agreement.



Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                          Account        Distribution
                      Maintenance Fee         Fee

Class B                    .25%               .50%
Class C                    .25%               .55%
Class D                    .25%                 --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended December 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                            FAMD          MLPF&S

Class D                     $905         $10,959


For the year ended December 31, 2001, MLPF&S received contingent deferred sales charges of $19,231 relating to transactions in Class B Shares.

For the year ended December 31, 2001, Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, earned $254 for providing security price quotations to compute the Fund's net asset value.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended December 31, 2001, the Fund reimbursed FAM an aggregate of $22,952 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, MLAM U.K., and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2001 were $104,155,819 and $123,594,849, respectively.

Net realized gains (losses) for the year ended December 31, 2001 and net unrealized gains (losses) as of December 31, 2001 were as follows:

                                       Realized        Unrealized
                                        Gains            Gains

                                       (Losses)         (Losses)
Investments:
  Long-term                       $      424,051     $    (240,346)
  Short-term                             124,069             28,775
                                  --------------     --------------
Total investments                        548,120          (211,571)
                                  --------------     --------------
Currency transactions:
  Forward foreign exchange
  contracts                             (23,160)             92,354
  Foreign currency transactions      (1,197,870)           (28,342)
                                  --------------     --------------
Total currency transactions          (1,221,030)             64,012
                                  --------------     --------------
Total                             $    (672,910)     $    (147,559)
                                  ==============     ==============


As of December 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $217,872, of which $139,704 related to appreciated securities and $357,576 related to depreciated securities. At December 31, 2001, the aggregate cost of investments for Federal income tax purposes was $55,441,461.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $8,464,615 and $19,178,788 for the years ended December 31, 2001 and December 31, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Year Ended                                                Dollar
December 31, 2001                         Shares          Amount

Shares sold                               52,304     $      418,635
Shares issued to shareholders
in reinvestment of dividends               1,053              8,436
                                  --------------     --------------
Total issued                              53,357            427,071
Shares redeemed                         (41,617)          (333,440)
                                  --------------     --------------
Net increase                              11,740     $       93,631
                                  ==============     ==============



Class A Shares for the
Year Ended                                                Dollar
December 31, 2000                         Shares          Amount

Shares sold                              226,565     $    1,780,244
Shares issued to shareholders
in reinvestment of dividends                 365              2,892
                                  --------------     --------------
Total issued                             226,930          1,783,136
Shares redeemed                        (209,261)        (1,642,884)
                                  --------------     --------------
Net increase                              17,669     $      140,252
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                              183,617     $    1,440,656
Shares issued to shareholders
in reinvestment of dividends              41,149            323,131
                                  --------------     --------------
Total issued                             224,766          1,763,787
Automatic conversion of shares       (3,437,930)       (27,005,543)
Shares redeemed                        (547,725)        (4,300,325)
                                  --------------     --------------
Net decrease                         (3,760,889)     $ (29,542,081)
                                  ==============     ==============



Class B Shares for the Year                               Dollar
Ended December 31, 2000                   Shares          Amount

Shares sold                               77,505     $      598,929
Shares issued to shareholders
in reinvestment of dividends             205,726          1,589,513
                                  --------------     --------------
Total issued                             283,231          2,188,442
Automatic conversion of shares       (3,742,110)       (28,956,922)
Shares redeemed                      (2,362,662)       (18,233,140)
                                  --------------     --------------
Net decrease                         (5,821,541)     $ (45,001,620)
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               54,258     $      420,301
Shares issued to shareholders
in reinvestment of dividends                 813              6,294
                                  --------------     --------------
Total issued                              55,071            426,595
Shares redeemed                          (2,504)           (19,432)
                                  --------------     --------------
Net increase                              52,567     $      407,163
                                  ==============     ==============



Class C Shares for the Year                               Dollar
Ended December 31, 2000                   Shares          Amount

Shares sold                               14,627     $      111,183
Shares issued to shareholders
in reinvestment of dividends                 334              2,550
                                  --------------     --------------
Total issued                              14,961            113,733
Shares redeemed                         (10,608)           (80,950)
                                  --------------     --------------
Net increase                               4,353     $       32,783
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended December 31, 2001                   Shares          Amount

Shares sold                               75,176     $      590,403
Shares issued to shareholders
in reinvestment of dividends             114,533            900,006
Automatic conversion of shares         3,434,927         27,005,543
                                  --------------     --------------
Total issued                           3,624,636         28,495,952
Shares redeemed                      (1,007,789)        (7,919,280)
                                  --------------     --------------
Net increase                           2,616,847     $   20,576,672
                                  ==============     ==============



Class D Shares for the Year                               Dollar
Ended December 31, 2000                   Shares          Amount

Shares sold                               49,411     $      380,754
Shares issued to shareholders
in reinvestment of dividends              70,907            549,927
Automatic conversion of shares         3,741,580         28,956,922
                                  --------------     --------------
Total issued                           3,861,898         29,887,603
Shares redeemed                        (547,176)        (4,237,806)
                                  --------------     --------------
Net increase                           3,314,722     $   25,649,797
                                  ==============     ==============



Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended December 31, 2001.


6. Distribution to Shareholders:
The tax character of distributions paid during the fiscal years ended December 31, 2001 and December 31, 2000 was as follows:


                                    12/31/2001    12/31/2000
Distributions paid from:
  Ordinary income                 $    2,214,886     $    3,976,215
                                  --------------     --------------
Total taxable distributions       $    2,214,886     $    3,976,215
                                  ==============     ==============



As of December 31, 2001, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                   $      852,403
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                           852,403
Capital loss carryforward                              (4,360,151)*
Unrealized losses--net                                  (392,259)**
                                                     --------------
Total accumulated losses--net                        $  (3,900,007)
                                                     ==============


*On December 31, 2001, the Fund had a net capital loss carryforward of approximately $4,360,151, of which $1,041,863 expires in 2002; $490,361 expires in 2003; $1,015,207 expires in 2004; $1,288,726 expires in 2005; $142,956 expires in 2006; $110,946 expires in 2007 and $270,092 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains (losses) is attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, and the deferral of post-October capital losses for tax purposes.


7. Reorganization Plan:
On January 24, 2002, the Fund's Board of Directors approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Merrill Lynch Low Duration Fund will acquire all of the assets and will assume all of the liabilities of the Fund in exchange for newly-issued shares of Merrill Lynch Low Duration Fund. The funds are registered, open-end management investment companies with similar investment objectives. Merrill Lynch Low Duration Fund is registered as diversified and is administered by Fund Asset Management, L.P., an affiliate of MLIM.



INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Short-Term Global Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Short-Term Global Income Fund, Inc. as of December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
February 14, 2002



Merrill Lynch Short-Term Global Income Fund, Inc.,
December 31, 2001


OFFICERS AND DIRECTORS

                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                       Position(s)    Length                                                 Fund Complex    ships
                           Held      of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund     Served  Principal Occupation(s) During Past 5 Years      Director     Director
Interested Director

Terry K. Glenn*          President   1999 to  Chairman, Americas Region since 2001, and          196        None
800 Scudders Mill Road   and         present  Executive Vice President since 1983 of
Plainsboro, NJ 08536     Director             Fund Asset Management ("FAM") and Merrill
Age: 61                                       Lynch Investment Managers, L.P. ("MLIM");
                                              President of FAM Distributors, Inc. ("FAMD")
                                              since 1986 and Director thereof since 1991;
                                              Executive Vice President and Director of
                                              Princeton Services, Inc. ("Princeton
                                              Services") since 1993; President of Princeton
                                              Administrators, L.P. since 1988; Director of
                                              Financial Data Services, Inc., since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited.



                                                                                              Number of      Other
                                                                                            Portfolios in  Director-
                       Position(s)    Length                                                 Fund Complex    ships
                           Held      of Time                                                 Overseen by    Held by
Name, Address & Age     with Fund    Served*  Principal Occupation(s) During Past 5 Years      Director     Director
Independent Directors


Ronald W. Forbes         Director    1977 to  Professor Emeritus of Finance, School of           57         None
1400 Washington Avenue               present  Business, University of New York at Albany
Albany, New York 12222                        since 2000; and Professor thereof from 1989
Age: 61                                       to 2000.


Cynthia A. Montgomery    Director    1995 to  Professor, Harvard Business School since 1989.     57         Unum-
Harvard Business School              present                                                                Provident
Soldiers Field Road                                                                                         Corporation;
Boston, MA 02163                                                                                            Newell
Age: 49                                                                                                     Rubbermaid
                                                                                                            Inc.


Charles C. Reilly        Director    1990 to  Self-employed financial consultant since 1990.     57         None
9 Hampton Harbor Road                present
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan            Director    1992 to  Founder and currently Director Emeritus of         57         Charter
127 Commonwealth Avenue              present  The Boston University Center for the                          Education
Chestnut Hill, MA 02467                       Advancement of Ethics and Character and                       Partnership;
Age: 69                                       Director thereof from 1989 to 1999;                           Council
                                              Professor from 1982 to 1999 at Boston                         for Ethical
                                              University.                                                   and
                                                                                                            Spiritual
                                                                                                            Education.


Roscoe S. Suddarth       Director    2000 to  Former President, Middle East Institute from       57         None
7403 MacKenzie Court                 present  1995 to 2001.
Bethesda, MD 20817
Age: 66


Richard R. West          Director    1978 to  Professor of Finance since 1984, and currently     70         Bowne &
Box 604                              present  Dean Emeritus of New York University Leonard N.               Co., Inc.;
Genoa, NV 89411                               Stern School of Business Administration.                      Vornado
Age: 63                                                                                                     Realty
                                                                                                            Trust;
                                                                                                            Alexander's
                                                                                                            Inc.


Edward D. Zinbarg        Director    1994 to  Self-employed financial consultant since 1994.     57         None
5 Hardwell Road                      present
Short Hills, NJ 07078-2117
Age: 67


*The Director's term is unlimited.



                      Position(s)     Length
                          Held       of Time
Name, Address & Age    with Fund      Served      Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        Vice         First Vice President of FAM and MLIM since 1997 and the Treasurer
P.O. Box 9011            President   President    thereof since 1999; Senior Vice President and Treasurer of
Princeton,               and         since        Princeton Services since 1999; Vice President of FAMD since 1999;
NJ 08543-9011            Treasurer   1993 and     Vice President of FAM and MLIM from 1990 to 1997; Director of Taxation
Age: 41                              Treasurer    of MLIM since 1990.
                                     since 1999


Ian Frost                Senior Vice              2001 to Director (Global Fixed Income) of the Investment Adviser since 1998
P.O. Box 9011            President   present      and Portfolio Manager thereof since 1999; Fixed Income Portfolio
Princeton,               and                      Manager of Picktek Asset Management from 1997 to 1999; independent
NJ 08543-9011            Portfolio                futures trader from 1995 to 1997.
Age: 37                  Manager


Phillip S. Gillespie     Secretary   2001 to      First Vice President of MLIM since 2001; Director of MLIM from 1999
P.O. Box 9011                        present      to 2000; Vice President of MLIM in 1999; Attorney associated with the
Princeton, NJ 08543-9011                          Manager and FAM from 1998 to 1999; Assistant General Counsel LGT Asset
Age: 37                                           Management, Inc. from 1997 to 1998; Senior Counsel and Attorney in the
                                                  Division of Investment Management and the Office of General Counsel at
                                                  the U.S. Securities and Exchange Commission from 1993 to 1997.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
J.P. Morgan Chase Bank
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863